EXHIBIT 10.1.17

SEVENTH WAIVER AND CONSENT

SEVENTH WAIVER AND CONSENT, dated October 29, 2003 (the “Agreement”), to and under the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among SMTC Corporation (“Holdings”), HTM Holdings, Inc. (the “U.S. Borrower”), SMTC Manufacturing Corporation of Canada (the “Canadian Borrower”; together with the U.S. Borrower, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the “General Administrative Agent”), The Bank of Nova Scotia, as Canadian administrative agent, Lehman Commercial Paper Inc., as collateral monitoring agent, and General Electric Capital Corporation, as documentation agent.

WITNESSETH:

WHEREAS, Holdings and its subsidiary SMTC Ireland Company (“SMTC Ireland”) desire to settle two outstanding claims with Avnet and Varitronix remaining with respect to the bankruptcy of SMTC Ireland as described in a waiver request dated as of October 9, 2003 from Holdings to the General Administrative Agent, attached hereto as Exhibit B (the “Waiver Request”); and

WHEREAS, Holdings and the Borrowers have requested that the Lenders agree to waive certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below to allow payments of US $596,578 to Avnet, GBP 82,163 to Varitronix, and US $15,000 for legal fees and liquidator fees (collectively, the “Payments”) to settle the two remaining outstanding claims with respect to the bankrtupcy of SMTC Ireland; and

WHEREAS, the Required Lenders have consented to the requested amendments in the manner set forth below;

NOW, THEREFORE, in consideration of the premises and the material covenants herein contained, the parties hereto hereby agree as follows:

1. Defined Terms. Defined terms used and not otherwise defined in this Agreement shall have the meanings given to them in the Credit Agreement.

2. Waiver. The Lenders hereby waive the requirement that Holdings and the Borrowers comply with the provisions of Section 11.8 of the Credit Agreement with respect to the Payments.

3. Consent. The Lenders hereby consent to the Payments to Avnet and Varitronix as set out in Exhibit B to this Agreement.

4. Effectiveness. This Agreement shall become effective on the date of satisfaction of the following conditions precedent (the “Effective Date”):

(a)	The General Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered by Holdings and each of the Borrowers;

(b)	The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto (“Lender Consent Letters”), from Lenders constituting the Required Lenders;

(c)	The General Administrative Agent shall have received an executed Acknowledgment and Consent (i) in the form set forth at the end of this Agreement, from each Loan Party other than the Borrowers and any Loan Party party to the Canadian Facility Guarantees (the “Canadian Guarantors”) and (ii) in form and substance reasonably satisfactory to the Canadian Administrative Agent, from each Canadian Guarantor;

(d)	All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the General Administrative Agent; and

(e)	The Lenders and the General Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Effective Date.

5. Representations and Warranties. (a) The Borrowers hereby represent and warrant that Avnet and Varitronix have agreed to waive their respective rights to any dividend payments as set out in the Waiver Request relating to the bankruptcy of SMTC Ireland in favour of SMTC pursuant to written waivers to be delivered to SMTC at the time of the Payments. The Borrowers shall deliver copies of such waivers to the General Administrative Agent upon delivery of the Payments.

(b) After giving effect to the amendments contained herein, on the Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that each reference in such Section 8 to “this Agreement” shall be deemed to be a reference both to this Agreement and to the Credit Agreement as amended and modified by this Agreement.

6. Continuing Effect; No Other Amendments. Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

7. No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Agreement.

8. Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which shall be an original, and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SMTC CORPORATION

By:	/s/ Philip Woodard
Name:	Philip Woodard
Title:	Chief Operating Officer

HTM HOLDINGS, INC.

By:	/s/ Philip Woodard
Name:	Philip Woodard
Title:	Authorized Signatory

SMTC MANUFACTURING CORPORATION, OF CANADA

By:	/s/ Philip Woodard
Name:	Philip Woodard
Title:	Authorized Signatory

LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent

By:	/s/ Frank Turner
Name:	Frank Turner
Title:	Authorized Signatory

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned parties to the Amended and Restated Guarantee and Collateral Agreement, dated as of July 27, 2000, as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the Seventh Waiver And Consent to and under the Amended and Restated Credit and Guarantee Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in such Amended and Restated Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to the Seventh Waiver and Consentand all prior modifications to the Amended and Restated Credit and Guarantee Agreement.

SMTC MANUFACTURING CORPORATION OF CALIFORNIA
SMTC MANUFACTURING CORPORATION OF COLORADO
SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS
SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA
SMTC MANUFACTURING CORPORATION OF TEXAS
SMTC MANUFACTURING CORPORATION OF WISCONSIN
SMTC MEX HOLDINGS, INC.
QUALTRON, INC.

By:	/s/ Philip Woodard
Name:	Philip Woodard
Title:	Authorized Signatory

EXHIBIT A

LENDER CONSENT LETTER

HTM HOLDINGS, INC.

SMTC MANUFACTURING CORPORATION OF CANADA

AMENDED AND RESTATED

CREDIT AND GUARANTEE AGREEMENT

DATED AS OF JULY 27, 2000

To:	Lehman Commercial Paper Inc.,

as General Administrative Agent

c/o Simpson Thacher & Bartlett

425 Lexington Avenue

New York, New York 10017

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit and Guarantee Agreement, dated as of July 27, 2000 (as heretofore amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SMTC Corporation, HTM Holdings, Inc. (the “U.S. Borrower”), SMTC Manufacturing Corporation of Canada (the “Canadian Borrower”; together with the U.S. Borrower, the “Borrowers”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the “General Administrative Agent”), and others. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

The Borrowers have requested that the Lenders consent to amend certain provisions of the Credit Agreement on the terms described in the Seventh Waiver and Consent to which a form of this Lender Consent Letter is attached as Exhibit A (the “Agreement”).

Pursuant to Section 15.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the General Administrative Agent of the Agreement.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title:

Dated as of October         , 2003